BLACKROCK ETF TRUST

BlackRock Future Climate and Sustainable Economy ETF

BlackRock Future Financial and Technology ETF

BlackRock Future Health ETF

BlackRock Future Innovators ETF

BlackRock Future Tech ETF

BlackRock Future U.S. Themes ETF

BlackRock Large Cap Value ETF

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock U.S. Equity Factor Rotation ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

BLACKROCK ETF TRUST II

BlackRock AAA CLO ETF

BlackRock Flexible Income ETF

BlackRock Floating Rate Loan ETF

BlackRock High Yield Muni Income Bond ETF

BlackRock Intermediate Muni Income Bond ETF

BlackRock Short-Term California Muni Bond ETF

iShares Large Cap Deep Buffer ETF

iShares Large Cap Moderate Buffer ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 26, 2023 to the Statement of Additional Information (“SAI”) of each Fund, as supplemented to date

Effective immediately, the following change is made to each Fund’s SAI:

The fifth paragraph in the section of the SAI entitled “Investment Advisory, Administrative and Distribution Services—Payments by BFA and its Affiliates” is deleted in its entirety and replaced with the following:

In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the BlackRock business or facilitate investment in BlackRock funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, the Intermediaries and other third parties receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): Advisor Credit Exchange, BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Charles Schwab & Co., Inc., Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, Edward D. Jones & Co., L.P., Envestnet Asset Management, Inc., FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services, LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Public Holdings, Inc., Raymond James Financial Services, Inc., Riskalyze, Inc., Sanctuary Wealth Group, LLC, TD Ameritrade, Inc., UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.

Shareholders should retain this Supplement for future reference.

SAI-ETF16-0723SUP